Exhibit 99.1

INVESTOR NEWS

For Immediate Release

CPG Posts Record Results

Increases Earnings Guidance

Friday August 17, 2007

CPG International Inc. (CPG) a leading manufacturer of premium, branded, low maintenance building products for both residential and commercial markets today announced second quarter 2007 financial results. CPG’s products include home exterior trim, millwork, mouldings and decking for residential markets as well as bathroom and locker systems used in commercial building markets.

“Despite the difficulties in the residential building market, we continue to demonstrate our capability to grow,” said John R. Loyack, CPG’s President and Chief Executive Officer. “Expanding our sales footprint at AZEK Building Products (AZEK) for both our trim and decking products, our successful ramp up of capacity for our deck business and the introduction of new and exciting products drove our strong performance and we expect to see that growth continuing in 2007 and beyond.”

In the quarter, there were several major accomplishments that will help support the future growth potential of CPG. AZEK reached agreement with Parksite Plunkett-Webster, Wolf Distributing Company and Boston Cedar to become full service distributors carrying trim, millwork, mouldings and decking and AZEK began an 84 store test program with Home Depot for its trim products. AZEK is also undertaking a major capacity expansion to support demand for our decking product. This expansion is on plan and will be a key component of growing our decking business over the next several years. “Our ability to grow our network of full service AZEK distributors and successfully build out capacity to support our growth will be keys to growing the business into the future,” said Ralph Bruno, President AZEK Building Products.

Second Quarter Highlights

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents)

o	Second quarter sales improved to $77.1 million, up 15.5% from second quarter 2006.

1 of 8

o
o

Gross margin improved 3.3 percentage points in 2007 versus the comparable period in 2006 as lower material costs reflecting our increased scale and softer demand in key material markets combined with improved operating productivity to drive margin improvement.

o

GAAP net income rose to $1.0 million in the second quarter from a loss of $0.3 million in 2006 reflecting strong sales growth and margin improvements. Adjusted net income rose to $1.4 million, up $1.3 million from $0.1 million last year.

o	EBITDA performance in second quarter of 2007 grew to $14.1 million from $9.6 million last year. Adjusted EBITDA was $14.7 million in the quarter, up 43.8% from $10.2 million in 2006.

Year-to Date Highlights

o

Sales for the first half of 2007 were $171.5 million, up 18.5% over the first half of 2006. The successful acquisition of Procell, and strong growth in our locker systems sales more than offset the effects of a declining housing market.

o	Gross margins improved 2.8 points for the first half of 2007.

o	GAAP net income was $6.2 million up from $3.4 million last year. Adjusted net income grew to $6.8 million up $3.1 million or an improvement of 83.5% from $3.7 million in 2006.

o

Strong sales growth supported by the Procell and Santana Acquisition and the continued expansion of the AZEK sales network combined with continued improvements in CPG’s cost structure helped drive all-time record EBITDA performance in the first half of 2007 as EBITDA was up 41.2% to $35.1 million. Adjusted EBITDA was $36.1 million in the first half of 2007, up 41.7% from $25.5 million in the first half of 2006.

o	At June 30, 2007, CPG had cash of $18.4 million and had no amounts outstanding on its $40.0 million revolving credit facility.

EBITDA Guidance

(See the accompanying financial schedules for full financial details and a reconciliation of non-GAAP financial measures to their GAAP equivalents)

CPG’s Adjusted EBITDA guidance is $65 million to $75 million for the full year of 2007. “We remain optimistic about continued growth opportunities for the remainder of 2007 despite the

2 of 8

difficult residential building market,” said Scott Harrison, Executive Vice President and Chief Financial Officer. “Based upon that view, we are increasing our guidance today.”

Investor Call

CPG will hold an investor conference call to discuss second quarter 2007 financial results at 10 AM Eastern time, on Friday, August 17, 2007. John R. Loyack, President and Chief Executive Officer, Ralph Bruno, President AZEK Building Products and Scott Harrison, Executive Vice President and Chief Financial Officer, will host the call.

To access the conference call, dial (866) 315-3365 and enter Conference ID, 10445406. A replay of the call will be available for one week after the event by dialing (800) 642-1687 or (706) 645-9291 and entering Conference ID, 10445406.

Forward-looking Statements

Statements in this investor release and the schedules hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to CPG on the date this release was submitted. CPG undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the CPG’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, the commercial building industry, raw material prices, competition and the economy. CPG may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of CPG most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered, premium, low-maintenance, building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trimboards, Procell Decking Systems, Santana Products, Comtec Industries, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other brands. For additional information on CPG please visit our web site at WWW.CPGINT.COM.

3 of 8

Financial Schedules

CPG International Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

June 30, 2007 and December 31, 2006

(unaudited)

(dollars in thousands)

	June 30,	December 31,
	2007	2006
ASSETS:
Current assets:
Cash	$18,388	$2,173
Receivables:
Trade, less allowance for doubtful accounts of $1,747 and $1,497 in 2007 and 2006, respectively	38,155	29,325
Inventories	37,112	45,493
Deferred income taxes—current	8,393	9,192
Prepaid expenses and other	4,960	6,404
Total current assets	107,008	92,587
Property and equipment—net	91,703	79,935
Goodwill	281,642	232,786
Intangible assets —net	91,188	92,408
Deferred financing costs—net	9,362	10,080
Total assets	$580,903	$507,796

LIABILITIES AND SHAREHOLDER’S EQUITY:
Current liabilities:
Accounts payable—primarily trade	$24,078	$25,680
Current portion of capital lease	899	647
Current portion of long-term debt obligations	—	9,508
Accrued interest	15,700	13,887
Accrued warranty costs	3,222	1,854
Accrued expenses	7,693	7,391
Total current liabilities	51,592	58,967
Deferred income taxes	45,794	43,715
Capital lease obligation—less current portion	6,598	3,010
Long-term debt—less current portion	278,120	245,132
Other liabilities	689	—
Commitments and contingencies
Shareholder’s equity:
Common shares, $0.01 par value: 1,000 shares authorized; 10 issued and outstanding at June 30, 2007 and December 31, 2006	—	—
Additional paid-in capital	199,961	165,066
Accumulated deficit	(1,851)	(8,094)
Total shareholder’s equity	198,110	156,972
Total liabilities and shareholder’s equity	$580,903	$507,796

4 of 8

CPG International Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Three Months Ended June 30, 2007 and 2006

(unaudited)

(dollars in thousands)

	Three Months	Three Months
	Ended	Ended
	June 30,	June 30,
	2007	2006
Net sales	$77,054	$66,695
Cost of sales	(55,368)	(50,180)
Gross margin	21,686	16,515
Selling, general and administrative expenses	(12,013)	(9,981)
Gain on sale of property	443	–
Operating income	10,116	6,534

Other income (expenses):
Interest expense	(8,591)	(6,945)
Interest income	216	45
Miscellaneous – net	–	(189)
Total other expenses-net	(8,375)	(7,089)

Income (loss) before income tax (expense) benefit	1,741	(555)
Income tax (expense) benefit	(708)	275
Net income (loss)	$1,033	$(280)

Reconciliation of Adjusted net income:
Net income (GAAP)	$1,033	$(280)
Non-recurring items:
Retiring executive costs	–	65
Severance costs	40	–
Relocation and hiring costs	–	40
Settlement charges	500	–
Management fee and expenses	391	215
Gain on sale of property	(443)	–
Non-recurring /acquisition costs	49	227
Tax effect at effective tax rate	(204)	(208)
Adjusted net income	$1,366	$59

5 of 8

CPG International Inc.

and Subsidiaries

Condensed Consolidated Statements of Operations

Six Months Ended June 30, 2007 and 2006

(unaudited)

(dollars in thousands)

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2007	2006
Net sales	$171,501	$144,761
Cost of sales	(122,262)	(107,286)
Gross margin	49,239	37,475
Selling, general and administrative expenses	(22,651)	(18,750)
Gain on sale of property	443	–
Operating income	27,031	18,725

Other income (expenses):
Interest expense	(17,222)	(13,184)
Interest income	301	74
Miscellaneous – net	(39)	(225)
Total other expenses-net	(16,960)	(13,335)

Income before income taxes	10,071	5,390
Income tax expense	(3,828)	(2,032)
Net income	$6,243	$3,358

Reconciliation of Adjusted net income:
Net income (GAAP)	$6,243	$3,358
Non-recurring items:
Retiring executive costs	–	110
Severance costs	61	–
Relocation and hiring costs	–	40
Settlement charges	500	–
Management fee and expenses	766	215
Gain on sale of property	(443)	–
Non-recurring /acquisition costs	73	227
Tax effect at effective tax rate	(364)	(225)
Adjusted net income	$6,836	$3,725

6 of 8

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Three Months Ended June 30, 2007 and 2006

(unaudited)

(dollars in thousands)

	Three Months	Three Months
	Ended	Ended
	June 30,	June 30,
	2007	2006
Net income (loss)	$1,033	$(280)
Interest expense, net	8,375	6,900
Income tax expense	708	(275)
Depreciation and amortization	4,003	3,300
EBITDA	$14,119	$9,645

Reconciliation to Adjusted EBITDA:
EBITDA	$14,119	$9,645
Non-recurring items:
Retiring executive costs	–	65
Severance costs	40	–
Relocation and hiring costs	–	40
Settlement charges	500	–
Management fee and expenses	391	215
Gain on sale of property	(443)	–
Non-recurring /acquisition costs	49	227
Adjusted EBITDA	$14,656	$10,192

7 of 8

CPG International Inc. and Subsidiaries

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization

Six Months Ended June 30, 2007 and 2006

(unaudited)

(dollars in thousands)

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2007	2006
Net income	$6,243	$3,358
Interest expense, net	16,921	13,110
Income tax expense	3,828	2,032
Depreciation and amortization	8,129	6,373
EBITDA	$35,121	$24,873

Reconciliation to Adjusted EBITDA:
EBITDA	$35,121	$24,873
Non-recurring items:
Retiring executive costs	–	110
Severance costs	61	–
Relocation and hiring costs	–	40
Settlement charges	500	–
Management fee and expenses	766	215
Gain on sale of property	(443)	–
Non-recurring /acquisition costs	73	227
Adjusted EBITDA	$36,078	$25,465

8 of 8